UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)			Copy to:

J. RICHARD ATWOOD, PRESIDENT SOURCE CAPITAL, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025			MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

Item 1:  Report to Shareholders.

SOURCE CAPITAL, INC.

SEMIANNUAL REPORT

for the six months ended June 30, 2018

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

Performance

During the second quarter of 2018, the net asset value per share return of Source Capital (or the "Fund") was 0.40%, and 0.23% on a market price basis (both percentages including the reinvestment of the distributions paid during the period). These changes compare with a 3.43% return for the S&P 500 Index, a -0.16% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 1.99% return for the 60/40 blended S&P 500/ Bloomberg Barclays U.S. Aggregate benchmark during the same period. For the calendar year to date period, the net asset value per share return of the Fund was -0.50%, and -1.29% on a market price basis (both percentages including the reinvestment of the distributions paid during the period). These changes compare with returns of 2.65%, -1.62% and 1.00% for the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the 60/40 blended S&P 500/ Bloomberg Barclays U.S. Aggregate benchmark during the same period, respectively.1

The Fund's top five winners and losers for the second quarter of 2018 are presented below. The winners contributed 1.47%, while the losers detracted -1.56%.2

Winners	Performance Contribution	Losers	Performance Contribution
Facebook	0.36%	Arconic	-0.70%
Microsoft	0.30%	Mylan	-0.28%
Alphabet	0.30%	TE Connectivity	-0.28%
Baidu	0.27%	Bank of America	-0.17%
Kinder Morgan	0.24%	Oracle	-0.13%

Equities

Growth continued to outperform value year-to-date, hurting the Fund's performance relative to the broader benchmarks. The Russell 1000 Growth Index returned 7.25%, while the Russell 1000 Value Index declined -1.69% in the first half of the year.

One needn't look much further than the investments that had the greatest impact on the Fund's Q2 performance to drive this point home. The top four contributors are considered "growth" companies. The holdings that hurt Q2's performance largely fall in the "value" category.

For equities, our strategy is largely to purchase equity in undervalued businesses. If we have correctly assessed the opportunity, we believe our investments can deliver a better than market rate of return by virtue of a discounted valuation. The market will define some of these investments as value and others as growth.

Buying growing businesses with an adequate margin of safety is just as much a value investment as buying, say, a financial firm at a discount to tangible book value or a holding company at a discount to readily ascertainable net asset value. We've held all three types of investments in our portfolio over the past decade.

When analyzing businesses, we focus on the key performance indicators that we believe matter. Sometimes financial statements tell the story, and in those cases, investments typically appear "cheap" based on reported financial results. In other situations, information not in the financial statements might be most relevant, for instance, data like a company's position on the cost curve, its subscribers/user base, its total addressable market, its customer acquisition cost, the lifetime value of a customer, or real asset marked-to-market. In these situations, our holding might appear "expensive" based on reported financial results, but not when one looks at these other factors. Our value approach is the same no matter what the ultimate driver of intrinsic value.

We suspect that balance sheet sources of value will prove a less fertile source of opportunities than in the past, given evolutionary changes in the economy and business models over the past thirty years. In the past few years, the team has spent much time building a base of knowledge in businesses that are capital light, demonstrate outstanding economics and are likely to offer substantial organic growth over the next decade. Some of these companies are too hard for us to underwrite and others trade at values that seem devoid of a margin of safety, but others, like Facebook, Expedia, JD.com and Baidu, have made it into our portfolio.

1  Comparison to the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives.

2  Reflects the top contributors and top detractors to the Fund's performance based on contribution to return for the quarter. Contribution is presented gross of investment management fees, transactions costs and Fund operating expenses, which if included, would reduce the returns presented.

SOURCE CAPITAL, INC.

Admittedly, no bright line divides growth and value. Lacking a more robust methodology, index funds place some companies into both buckets. A company with a low price-to-earnings ratio but a high price-to-book may find some portion of its market capitalization allocated to a value index and the remainder in a growth index.

With active and passive funds building ever larger exposure to growth stocks, the lack of oxygen left in the room for value stocks has triggered some wilting in price. That, along with somewhat higher volatility, has allowed us to initiate new positions.

Last year the U.S. market posted the lowest volatility on record, but 2018 has seen bigger ups and downs.3 The S&P 500 has already declined more than 1% on four times as many trading days in 2018 than in all of last year; the MSCI ACWI, six times as many.

Source: Bloomberg

3  The VIX Index

SOURCE CAPITAL, INC.

When investors become fearful, we like to take advantage of indiscriminate selling. In the first half of the year, that allowed us to establish ten new long positions and exit five. This is more portfolio movement than we've had in years.

Fixed Income

At mid-year, the investment community appears to be comfortable with a gradual increase in the Fed Funds rate. The Federal Reserve began tightening monetary policy via increases in the Fed Funds rate in December 2015. The next increase occurred at the end of 2016, followed by three increases in 2017 and a market expectation of three or four increases this year. The chart below compares the yield curves as of December 15, 2015 (green line) and June 30, 2018 (blue line).

Source: Bloomberg.

The chart shows that increasing rates on the short end of the curve have been accompanied by less significant increases in other parts of the curve, causing the yield curve to flatten significantly over the past two-and-a-half years.

One immediate impact of the Fed's tightening path is that it has introduced more yield into bond markets, particularly in the one- to five-year portion of the yield curve. As we have stated before, as long as rates are sufficient to compensate us for taking on duration risk, we are willing to do so.

Open Market Repurchases

We started the quarter with the market discount to net asset value of 10.16% and ended the quarter with the discount at 10.35%. We repurchased 3,128 shares in the second quarter of 2018 at an average discount of 10.54%. While the number of shares repurchased was modest, it was accretive to shareholders by adding $0.002 per share to the Fund's NAV.

As a reminder, Source Capital is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares at such times as its shares trade at a greater than 10% discount to the Fund's net asset value, when in FPA's judgment such repurchases would benefit shareholders, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer's stock by the issuer and the managers' ability to raise cash to repurchase shares in a tax-efficient manner. There is no assurance that Source Capital will purchase shares at any specific discount levels or in any specific amounts.

Respectfully submitted,

Source Capital Portfolio Management Team

July 2018

SOURCE CAPITAL, INC.

Important Disclosures

On December 1, 2015, a new portfolio management team assumed management of the Fund and the Fund transitioned to a balanced strategy. Performance prior to December 1, 2015 reflects the performance of the prior portfolio manager and investment strategy and is not indicative of performance for any subsequent periods.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may vary from the performance quoted. The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of the benchmark(s). Overall Fund performance, characteristics and volatility may differ from the benchmark(s) shown.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund or the portfolio managers. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Please visit our website, www.sourcecapitalinc.com, for a complete list of portfolio holdings.

Investing in closed-end funds involves risk, including loss of principal. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. In addition, there is no guarantee the Fund's investment objectives will be achieved. You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time.

Non-U.S. investing presents additional risks, such as the potential for adverse political, currency, economic, social or regulatory developments in a country, including lack of liquidity, excessive taxation, and differing legal and accounting standards. Non-U.S. securities, including American Depository Receipts (ADRs) and other depository receipts, are also subject to interest rate and currency exchange rate risks.

The return of principal in a fund that invests in fixed income securities is not guaranteed. The Fund's investments in fixed income securities have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

When interest rates go up, the value of fixed income securities, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principle due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults, the security may lose some or all its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default. The Fund may experience increased costs, losses and delays in liquidating underlying securities should the seller of a repurchase agreement declare bankruptcy or default.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Index Definitions

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

SOURCE CAPITAL, INC.

60% S&P 500/40% Barclays Aggregate Index is a hypothetical combination of unmanaged indices comprised of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index, representing the Fund's neutral mix of 60% stocks and 40% bonds.

Indices are unmanaged, do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities. Investors cannot invest directly in an index.

You can obtain additional information by visiting the website at www.fpa.com, by email at crm@fpa.com, toll free by calling 1-800-279-1241 (option 1), or by contacting the Fund in writing.

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

June 30, 2018
(Unaudited)

Common Stocks		64.3%
Internet Media	8.5%
Infrastructure Software	6.5%
Diversified Banks	5.5%
Aircraft & Parts	5.4%
P&C Insurance	3.7%
Semiconductor Devices	3.6%
Cable & Satellite	3.6%
Insurance Brokers	3.1%
Consumer Finance	2.7%
Electrical Components	2.5%
Investment Companies	2.1%
Internet Based Services	2.0%
Generic Pharma	1.9%
Cement & Aggregates	1.9%
Advertising & Marketing	1.8%
Banks	1.6%
Midstream-Oil & Gas	1.5%
Life Science Equipment	1.4%
Packaged Food	1.2%
Communications Equipment	1.2%
Household Products	0.7%
Integrated Oils	0.6%
Food & Drug Stores	0.5%
E-Commerce Discretionary	0.4%
Base Metals	0.4%
Bonds & Debentures		33.7%
Asset-Backed Securities	18.9%
Residential Mortgage-Backed Securities	6.4%
Commercial Mortgage-Backed Securities	3.7%
U.S. Treasuries	2.6%
Corporate Bank Debt	1.1%
Corporate Bonds & Notes	1.0%
Short-term Investments		2.7%
Other Assets And Liabilities, Net		(0.7)%
Net Assets		100.0%

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2018
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 8.5%
Alphabet, Inc. (Class A)(a)	6,539	$7,383,773
Alphabet, Inc. (Class C)(a)	6,581	7,342,093
Baidu, Inc. (ADR) (China)(a)	42,839	10,409,877
Facebook, Inc. (Class A)(a)	38,190	7,421,081
		$32,556,824
INFRASTRUCTURE SOFTWARE — 6.5%
Microsoft Corporation	91,997	$9,071,824
Oracle Corporation	357,877	15,768,061
		$24,839,885
DIVERSIFIED BANKS — 5.5%
Bank of America Corporation	406,117	$11,448,438
Citigroup, Inc.	142,450	9,532,754
		$20,981,192
AIRCRAFT & PARTS — 5.4%
Arconic, Inc.	533,257	$9,070,702
United Technologies Corporation	92,528	11,568,776
		$20,639,478
P&C INSURANCE — 3.7%
American International Group, Inc.	264,180	$14,006,824
SEMICONDUCTOR DEVICES — 3.6%
Analog Devices, Inc.	92,880	$8,909,049
Broadcom, Inc.	20,126	4,883,373
		$13,792,422
CABLE & SATELLITE — 3.6%
Charter Communications, Inc. (Class A)(a)	21,472	$6,295,805
Comcast Corp. (Class A)	221,715	7,274,469
		$13,570,274
INSURANCE BROKERS — 3.1%
Aon plc (Britain)	86,962	$11,928,578
CONSUMER FINANCE — 2.7%
Ally Financial, Inc.	224,180	$5,889,209
American Express Co.	46,310	4,538,380
		$10,427,589
ELECTRICAL COMPONENTS — 2.5%
TE Connectivity, Ltd. (Switzerland)	106,190	$9,563,472
INVESTMENT COMPANIES — 2.1%
Groupe Bruxelles Lambert SA (Belgium)	77,290	$8,152,217
INTERNET BASED SERVICES — 2.0%
Expedia, Inc.	62,170	$7,472,212
GENERIC PHARMA — 1.9%
Mylan NV(a)	201,310	$7,275,343
CEMENT & AGGREGATES — 1.9%
HeidelbergCement AG (Germany)	25,802	$2,171,884
LafargeHolcim Ltd. (Switzerland)	103,294	5,046,313
		$7,218,197

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

COMMON STOCKS (Continued)	Shares or Principal Amount	Fair Value
ADVERTISING & MARKETING — 1.8%
WPP plc (Britain)	436,170	$6,867,332
BANKS — 1.6%
Wells Fargo & Co.	107,980	$5,986,411
MIDSTREAM-OIL & GAS — 1.5%
Kinder Morgan, Inc.	315,100	$5,567,817
LIFE SCIENCE EQUIPMENT — 1.4%
Thermo Fisher Scientific, Inc.	26,680	$5,526,495
PACKAGED FOOD — 1.2%
Mondelez International, Inc. (Class A)	116,310	$4,768,710
COMMUNICATIONS EQUIPMENT — 1.2%
Cisco Systems, Inc.	106,511	$4,583,168
HOUSEHOLD PRODUCTS — 0.7%
Unilever NV (CVA) (Britain)	47,620	$2,657,354
INTEGRATED OILS — 0.6%
Lukoil PJSC (ADR) (Russia)	33,940	$2,320,817
FOOD & DRUG STORES — 0.5%
Jardine Strategic Holdings, Ltd. (Hong Kong)	56,030	$2,043,974
E-COMMERCE DISCRETIONARY — 0.4%
JD.com, Inc. (ADR) (China)(a)	36,465	$1,420,312
BASE METALS — 0.4%
Alcoa Corporation(a)	24,800	$1,162,624
MMC Norilsk Nickel PJSC (ADR) (Russia)	11,860	212,887
		$1,375,511
TOTAL COMMON STOCKS — 64.3% (Cost $207,318,569)		$245,542,408
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.7%
AGENCY — 0.0%
Government National Mortgage Association 2011-49 A — 2.45% 7/16/2038	$41,961	$41,877
AGENCY STRIPPED — 2.2%
Government National Mortgage Association 2014-171 IO — 0.675% 11/16/2055(b)	$15,645,109	$586,082
Government National Mortgage Association 2012-58 IO — 0.714% 2/16/2053(b)	12,026,754	392,079
Government National Mortgage Association 2015-86 IO — 0.772% 5/16/2052(b)	2,957,531	156,853
Government National Mortgage Association 2012-79 IO — 0.772% 3/16/2053(b)	7,480,100	281,751
Government National Mortgage Association 2013-63 IO — 0.79% 9/16/2051(b)	17,533,301	897,526
Government National Mortgage Association 2013-74 IO — 0.795% 12/16/2053(b)	18,883,769	891,206
Government National Mortgage Association 2014-153 IO — 0.796% 4/16/2056(b)	11,842,812	639,025
Government National Mortgage Association 2012-109 IO — 0.802% 10/16/2053(b)	12,919,770	437,527
Government National Mortgage Association 2012-114 IO — 0.803% 1/16/2053(b)	16,351,676	820,228
Government National Mortgage Association 2013-146 IO — 0.815% 11/16/2048(b)	16,474,681	624,844
Government National Mortgage Association 2015-19 IO — 0.843% 1/16/2057(b)	7,579,380	431,431
Government National Mortgage Association 2014-187 IO — 0.896% 5/16/2056(b)	7,453,215	431,710
Government National Mortgage Association 2015-114 IO — 0.941% 3/15/2057(b)	2,113,804	125,668
Government National Mortgage Association 2015-108 IO — 0.95% 10/16/2056(b)	8,568,783	519,430

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

BONDS & DEBENTURES (Continued)	Amount	Principal Fair Value
Government National Mortgage Association 2016-65 IO — 1.006% 1/16/2058(b)	$6,353,818	$482,592
Government National Mortgage Association 2016-106 IO — 1.032% 9/16/2058(b)	6,417,176	505,012
Government National Mortgage Association 2016-125 IO — 1.062% 12/16/2057(b)	3,717,698	293,947
		$8,516,911
NON-AGENCY — 1.5%
Aventura Mall Trust M 2013-AVM A — 3.867% 12/5/2032(b)(c)	$970,000	$986,902
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7 B — 5.214% 2/11/2041(b)	129,224	129,609
Citigroup Commercial Mortgage Trust 2006-C4 B — 6.395% 3/15/2049(b)	3,415	3,428
COMM Mortgage Trust 2014-FL5 B, 1M LIBOR + 2.150% — 3.183% 10/15/2031(b)(c)	339,000	338,647
COMM Mortgage Trust 2014-FL5 C, 1M LIBOR + 2.150% — 3.183% 10/15/2031(b)(c)	226,000	224,308
Credit Suisse Commercial Mortgage Trust Series 2016-MFF E, 1M LIBOR + 6.000% — 8.073% 11/15/2033(b)(c)	878,000	887,253
DBUBS Mortgage Trust 2011-LC2A A4 — 4.537% 7/10/2044(c)	1,082,918	1,117,309
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C1 A3 — 5.058% 6/15/2043(c)	191,000	197,186
Latitude Management Real Estate Capita 2016-CRE2 A, 1M LIBOR + 1.700% — 3.784% 11/24/2031(b)(c)	444,000	448,535
Madison Avenue Trust M 2013-650M A — 3.843% 10/12/2032(c)	277,000	280,428
Rialto Real Estate Fund LP 2015-LT7 B — 5.071% 12/25/2032(c)	70,023	70,023
Wells Fargo Commercial Mortgage Trust 2015-C26 A2 — 2.663% 2/15/2048	198,000	197,151
WFRBS Commercial Mortgage Trust 2013-UBS1 A3 — 3.591% 3/15/2046	737,000	745,054
		$5,625,833
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $14,512,313)		$14,184,621
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.4%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 2.0%
Federal Home Loan Mortgage Corporation 4302 AE — 2.00% 11/15/2029	$437,980	$430,254
Federal Home Loan Mortgage Corporation 4664 TA — 3.00% 9/15/2037	176,591	176,380
Federal Home Loan Mortgage Corporation 4504 DN — 3.00% 10/15/2040	359,080	358,075
Federal Home Loan Mortgage Corporation 3862 MB — 3.50% 5/15/2026	455,000	461,786
Federal National Mortgage Association 2012-117 DA — 1.50% 12/25/2039	170,919	162,890
Federal National Mortgage Association 2014-89 LB — 2.00% 6/25/2042	125,379	122,390
Federal National Mortgage Association 2017-30 G — 3.00% 7/25/2040	271,903	269,063
Federal National Mortgage Association 2013-93 PJ — 3.00% 7/25/2042	54,538	54,290
Federal National Mortgage Association 2017-16 JA — 3.00% 2/25/2043	789,804	784,058
Federal National Mortgage Association 2018-16 HA — 3.00% 7/25/2043	626,287	622,948
Federal National Mortgage Association 2016-104 QA — 3.00% 11/25/2043	1,200,805	1,190,198
Federal National Mortgage Association 2014-4 KA — 3.00% 1/25/2044	86,797	85,239
Federal National Mortgage Association 2011-98 VE — 3.50% 6/25/2026	329,000	330,958
Federal National Mortgage Association 2011-80 KB — 3.50% 8/25/2026	327,000	331,782
Federal National Mortgage Association 2017-45 KD — 3.50% 2/25/2044	554,014	556,486
Federal National Mortgage Association 2017-52 KC — 3.50% 4/25/2044	551,317	553,766
Federal National Mortgage Association 2017-59 DC — 3.50% 5/25/2044	771,957	775,399
Federal National Mortgage Association 2003-78 B — 5.00% 8/25/2023	218,868	228,544
		$7,494,506
AGENCY POOL FIXED RATE — 1.9%
Federal Home Loan Mortgage Corporation J16678 — 3.00% 9/1/2026	$143,596	$143,798
Federal Home Loan Mortgage Corporation G16406 — 3.00% 1/1/2028	592,696	592,972
Federal Home Loan Mortgage Corporation G16473 — 3.50% 1/1/2028	960,997	975,212
Federal Home Loan Mortgage Corporation G13122 — 5.00% 4/1/2023	196,636	203,696
Federal Home Loan Mortgage Corporation G15744 — 5.00% 6/1/2026	193,845	199,226
Federal Home Loan Mortgage Corporation G13145 — 5.50% 4/1/2023	403,375	418,833
Federal National Mortgage Association MA1212 — 2.50% 10/1/2022	331,222	328,851

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

BONDS & DEBENTURES (Continued)	Amount	Principal Fair Value
Federal National Mortgage Association AR6882 — 2.50% 2/1/2028	$102,924	$101,231
Federal National Mortgage Association AJ6973 — 3.00% 11/1/2026	46,973	47,081
Federal National Mortgage Association AJ9387 — 3.00% 12/1/2026	23,641	23,696
Federal National Mortgage Association AU3826 — 3.00% 12/1/2026	704,285	704,582
Federal National Mortgage Association AL1345 — 3.00% 2/1/2027	43,476	43,576
Federal National Mortgage Association AB4673 — 3.00% 3/1/2027	47,835	47,945
Federal National Mortgage Association AK9467 — 3.00% 3/1/2027	50,547	50,664
Federal National Mortgage Association AL4693 — 3.00% 8/1/2028	42,086	42,183
Federal National Mortgage Association AB2446 — 3.50% 3/1/2026	276,566	280,981
Federal National Mortgage Association MA3075 — 3.50% 7/1/2027	871,344	884,709
Federal National Mortgage Association MA3132 — 3.50% 9/1/2027	195,101	198,216
Federal National Mortgage Association MA3251 — 3.50% 1/1/2028	230,895	234,581
Federal National Mortgage Association CA1631 — 3.50% 10/1/2028	221,579	225,116
Federal National Mortgage Association BM1231 — 3.50% 11/1/2031	474,089	481,658
Federal National Mortgage Association 889109 — 5.00% 1/1/2023	141,075	145,289
Federal National Mortgage Association AE0286 — 5.00% 4/1/2025	220,327	228,438
Federal National Mortgage Association AL7725 — 5.00% 9/1/2025	376,555	388,201
Federal National Mortgage Association 256717 — 5.50% 5/1/2022	118,988	122,986
		$7,113,721
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 2.5%
CIM Trust 2017-7 A, VRN — 3.00% 4/25/2057(b)(c)	$827,036	$811,610
CIM Trust 2018-R3 A1, VRN — 5.00% 12/25/2057(b)(c)	1,222,664	1,262,897
Citigroup Mortgage Loan Trust, Inc. 2014-A A — 4.00% 1/25/2035(b)(c)	242,119	245,434
Finance of America Structured Securities Trust 2017-HB1 M1 — 2.84% 11/25/2027(b)(c)(d)	379,000	375,642
Mill City Mortgage Loan Trust 2018-2 A1, VRN — 3.50% 5/25/2058(b)(c)(d)	1,162,000	1,157,085
Nationstar HECM Loan Trust 2017-2A M1 — 2.815% 9/25/2027(b)(c)	316,000	312,346
Nomura Resecuritization Trust 2016-1R 3A1 — 5.00% 9/28/2036(b)(c)	131,768	133,809
Towd Point Mortgage Trust 2016-3 A1 — 2.25% 4/25/2056(b)(c)	488,024	477,037
Towd Point Mortgage Trust 2015-5 A1B, VRN — 2.75% 5/25/2055(b)(c)	207,267	204,383
Towd Point Mortgage Trust 2015-1 AES — 3.00% 10/25/2053(b)(c)	362,785	360,050
Towd Point Mortgage Trust 2015-3 A1B, VRN — 3.00% 3/25/2054(b)(c)	347,184	344,595
Towd Point Mortgage Trust 2018-1 A1, VRN — 3.00% 1/25/2058(b)(c)	891,252	877,558
Towd Point Mortgage Trust 2018-2 A1, VRN — 3.25% 3/25/2058(b)(c)	1,226,901	1,223,586
Towd Point Mortgage Trust 2015-2 2A1 — 3.75% 11/25/2057(b)(c)	964,399	968,145
Towd Point Mortgage Trust 2015-4 A1 — 3.50% 4/25/2055(b)(c)	756,580	756,641
VOLT XL LLC 2015-NP14 A1 — 4.375% 11/27/2045(c)(e)	224,211	224,399
		$9,735,217
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $24,620,030)		$24,343,444
ASSET-BACKED SECURITIES — 18.9%
AUTO — 5.7%
Ally Auto Receivables Trust 2017-1 B — 2.35% 3/15/2022	$101,000	$99,029
Ally Auto Receivables Trust 2017-1 C — 2.48% 5/16/2022	191,000	187,705
American Credit Acceptance Receivables Trust 2017-4 B — 2.61% 5/10/2021(c)	216,000	215,131
AmeriCredit Automobile Receivables Trust 2017-4 A3 — 2.04% 7/18/2022	402,000	396,044
AmeriCredit Automobile Receivables Trust 2017-1 C — 2.71% 8/18/2022	203,000	200,459
BMW Vehicle Lease Trust 2017-1 A4 — 2.18% 6/22/2020	501,000	497,180
BMW Vehicle Lease Trust 2017-2 A4 — 2.19% 3/22/2021	247,000	243,731
Capital Auto Receivables Asset Trust 2016-1 B — 2.67% 12/21/2020	114,000	113,744
CarMax Auto Owner Trust 2017-4 A3 — 2.11% 10/17/2022	225,000	221,621
CarMax Auto Owner Trust 2018-1 A3 — 2.48% 11/15/2022	474,000	469,684
CarMax Auto Owner Trust 2018-2 A3 — 2.98% 1/17/2023	536,000	535,705
Credit Acceptance Auto Loan Trust 2017-2A A — 2.55% 2/17/2026(c)	1,351,000	1,336,278

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

BONDS & DEBENTURES (Continued)	Amount	Principal Fair Value
Credit Acceptance Auto Loan Trust 2017-3A A — 2.65% 6/15/2026(c)	$445,000	$439,877
Credit Acceptance Auto Loan Trust 2016-3A B — 2.94% 10/15/2024(c)	548,000	541,017
Credit Acceptance Auto Loan Trust 2016-2A B — 3.18% 5/15/2024(c)	601,000	598,899
Credit Acceptance Auto Loan Trust 2017-3A B — 3.21% 8/17/2026(c)	941,000	926,540
DT Auto Owner Trust 2017-4A B — 2.44% 1/15/2021(c)	274,000	272,473
DT Auto Owner Trust 2017-1A C — 2.70% 11/15/2022(c)	503,000	500,404
DT Auto Owner Trust 2017-4A C — 2.86% 7/17/2023(c)	236,000	234,607
Exeter Automobile Receivables Trust 2018-1A B — 2.75% 4/15/2022(c)	275,000	272,571
Exeter Automobile Receivables Trust 2017-1A B — 3.00% 12/15/2021(c)	237,000	236,860
First Investors Auto Owner Trust 2017-1A B — 2.67% 4/17/2023(c)	115,000	113,823
First Investors Auto Owner Trust 2017-1A C — 2.95% 4/17/2023(c)	219,000	214,873
GM Financial Automobile Leasing Trust 2016-3 C — 2.38% 5/20/2020	208,000	206,779
GM Financial Automobile Leasing Trust 2017-2 B — 2.43% 6/21/2021	597,000	590,375
GM Financial Automobile Leasing Trust 2017-1 B — 2.48% 8/20/2020	1,320,000	1,308,745
GM Financial Automobile Leasing Trust 2018-1 A4 — 2.68% 12/20/2021	385,000	381,880
GM Financial Automobile Leasing Trust 2017-1 C — 2.74% 8/20/2020	597,000	591,984
GM Financial Automobile Leasing Trust 2017-2 C — 2.84% 6/21/2021	100,000	99,108
Honda Auto Receivables Owner Trust 2018-1I A4 — 2.78% 5/15/2024	918,000	912,801
Hyundai Auto Lease Securitization Trust 2017-C A4 — 2.21% 9/15/2021(c)	265,000	261,589
Hyundai Auto Lease Securitization Trust 2018-A A4 — 2.89% 3/15/2022(c)	576,000	573,670
Hyundai Auto Receivables Trust 2018-A A4 — 2.94% 6/17/2024	656,000	654,022
Mercedes-Benz Auto Lease Trust 2018-A A4 — 2.51% 10/16/2023	158,000	156,473
Nissan Auto Lease Trust 2017-B A4 — 2.17% 12/15/2021	292,000	288,463
Nissan Auto Lease Trust 2017-A A3 — 1.91% 4/15/2020	567,000	562,301
Nissan Auto Receivables Owner Trust 2018-A A3 — 2.65% 5/16/2022	662,000	658,585
Prestige Auto Receivables Trust 2016-2A B — 2.19% 11/15/2022(c)	673,000	667,751
Prestige Auto Receivables Trust 2017-1A B — 2.39% 5/16/2022(c)	319,000	314,910
Prestige Auto Receivables Trust 2017-1A C — 2.81% 1/17/2023(c)	787,000	772,484
Prestige Auto Receivables Trust 2016-2A C — 2.88% 11/15/2022(c)	327,000	323,061
Santander Drive Auto Receivables Trust 2017-3 B — 2.19% 3/15/2022	797,000	788,497
Santander Drive Auto Receivables Trust 2017-1 C — 2.58% 5/16/2022	209,000	207,525
Santander Drive Auto Receivables Trust 2018-1 B — 2.63% 7/15/2022	463,000	459,595
Santander Drive Auto Receivables Trust 2016-2 C — 2.66% 11/15/2021	131,000	130,482
Santander Drive Auto Receivables Trust 2017-2 C — 2.79% 8/15/2022	327,000	325,395
Westlake Automobile Receivables Trust 2017-1A C — 2.70% 10/17/2022(c)	411,000	409,325
Westlake Automobile Receivables Trust 2018-1A C — 2.92% 5/15/2023(c)	310,000	307,337
World Omni Auto Receivables Trust 2018-A A3 — 2.50% 4/17/2023	773,000	764,583
World Omni Automobile Lease Securitization Trust 2017-A A4 — 2.32% 8/15/2022	149,000	147,707
World Omni Automobile Lease Securitization Trust 2017-A B — 2.48% 8/15/2022	276,000	273,328
		$22,007,010
COLLATERALIZED LOAN OBLIGATION — 4.8%
Adams Mill CLO Ltd. 2014-1A B2R — 3.35% 7/15/2026(c)	$250,000	$247,669
B&M CLO Ltd. 2014-1A A2R, FRN — 3.948% 4/16/2026(b)(c)	287,000	287,183
Black Diamond CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.150% — 3.503% 10/17/2026(b)(c)	893,000	892,242
BlueMountain CLO Ltd. 2013-4A — 3.36% 4/15/2025(c)	250,000	250,045
Cerberus Loan Funding XVIII LP 2017-1A A, 3M USD LIBOR + 1.750% — 4.098% 4/15/2027(b)(c)	1,138,000	1,138,124
Cerberus Loan Funding XXI LP 2017-4A A, FRN — 3.798% 10/15/2027(b)(c)	857,000	857,081
Elm Trust 2016-1A A2 — 4.163% 6/20/2025(c)	356,000	355,012
Flagship VII Ltd. 2013-7A A2R — 2.70% 1/20/2026(c)	407,064	403,617
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1T, FRN — 3.893% 11/15/2029(b)(c)	613,000	614,178
Fortress Credit Opportunities IX CLO Ltd. 2017-9A E, FRN — 9.593% 11/15/2029(b)(c)	328,000	320,317
Fortress Credit Opportunities VII CLO Ltd. 2016-7I E, 3M USD LIBOR + 7.490% — 9.831% 12/15/2028(b)	561,000	562,220

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

BONDS & DEBENTURES (Continued)	Amount	Principal Fair Value
Halcyon Loan Advisors Funding 2015-3A A1R, 3M USD LIBOR + 0.90% — 3.255% 10/18/2027(b)(c)	$1,089,000	$1,088,689
Halcyon Loan Advisors Funding 2015-1A AR, FRN — 3.279% 4/20/2027(b)(c)	1,304,000	1,304,007
Halcyon Loan Advisors Funding 2014-3A AR, 3M USD LIBOR + 1.100% — 3.462% 10/22/2025(b)(c)	491,000	491,061
Ivy Hill Middle Market Credit Fund VII Ltd. — 1.00% 7/18/2030(d)	604,000	604,000
Ivy Hill Middle Market Credit Fund VII Ltd. 7A AR, FRN — 3.889% 10/20/2029(b)(c)	250,000	250,162
Jamestown CLO III Ltd. 2013-3A A1BR — 2.753% 1/15/2026(c)	276,940	276,898
NewMark Capital Funding CLO, Ltd. 2014-2A AFR — 3.077% 6/30/2026(c)	250,000	249,924
NewMark Capital Funding CLO, Ltd. 2014-2A BFR — 3.669% 6/30/2026(c)	278,000	277,824
Oaktree CLO Ltd. 2014-2A A1BR — 2.953% 10/20/2026(c)	293,000	292,969
Ocean Trails CLO V 2014-5A C2R — 4.70% 10/13/2026(c)	186,000	185,868
Peaks CLO 1, Ltd. 2014-1A A, 3M USD LIBOR + 1.750% — 4.098% 6/15/2026(b)(c)	839,000	839,106
Peaks CLO 1, Ltd. 2014-1A C, 3M USD LIBOR + 3.500% — 5.848% 6/15/2026(b)(c)	344,000	344,177
Saranac CLO III Ltd. 2014-3A ALR, FRN — 3.432% 6/22/2030(b)(c)(d)	632,000	631,210
Senior Credit Fund SPV LLC 2016-1A — 3.033% 12/19/2025(d)	925,000	925,000
Silvermore CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.170% — 3.513% 5/15/2026(b)(c)	664,000	664,151
Symphony CLO XII Ltd. 2013-12A B2R — 3.389% 10/15/2025(c)	427,000	426,983
Telos CLO 2013-3A AR, 3M USD LIBOR + 1.300% — 3.653% 7/17/2026(b)(c)	461,000	464,079
Telos CLO 2013-3A BR, 3M USD LIBOR + 2.000% — 4.353% 7/17/2026(b)(c)	550,000	550,072
Telos CLO Ltd. 2014-5A A1R, FRN — 3.303% 4/17/2028(b)(c)	828,000	827,020
Wellfleet CLO Ltd. 2016-1A AR, FRN — 3.269% 4/20/2028(b)(c)	629,000	624,028
West CLO Ltd. 2014-2A A1BR — 2.724% 1/16/2027(c)	233,000	230,364
West CLO Ltd. 2013-1A A1BR — 2.745% 11/7/2025(c)	362,264	360,747
West CLO Ltd. 2013-1A A2BR — 3.393% 11/7/2025(c)	250,000	249,872
Zais CLO 2 Ltd. 2014-2A A1BR — 2.92% 7/25/2026(c)	250,000	249,956
		$18,335,856
CREDIT CARD — 1.1%
American Express Credit Account Master Trust 2017-6 B — 2.20% 5/15/2023	$1,002,000	$984,786
Capital One Multi-Asset Execution Trust 2016-A6 A6 — 1.82% 9/15/2022	1,051,000	1,036,943
Capital One Multi-Asset Execution Trust 2017-A1 A1 — 2.00% 1/17/2023	1,321,000	1,301,342
Golden Credit Card Trust 2018-1A A — 2.62% 1/15/2023(c)	798,000	789,603
Synchrony Credit Card Master Note Trust 2016-3 B — 1.91% 9/15/2022	104,000	102,725
		$4,215,399
EQUIPMENT — 4.3%
ARI Fleet Lease Trust 2018-A A3 — 2.84% 10/15/2026(c)	$340,000	$337,271
Ascentium Equipment Receivables Trust 2017-2A A3 — 2.31% 12/10/2021(c)	288,000	282,928
Avis Budget Rental Car Funding AESOP LLC 2014-2A A — 2.50% 2/20/2021(c)	172,000	170,518
Avis Budget Rental Car Funding AESOP LLC 2015-1A A — 2.50% 7/20/2021(c)	1,282,000	1,264,155
Avis Budget Rental Car Funding AESOP LLC 2015-2A A — 2.63% 12/20/2021(c)	616,000	608,741
CCG Receivables Trust 2018-1 A2 — 2.50% 6/16/2025(c)	363,000	361,156
Chesapeake Funding II LLC 2016-1A A1 — 2.11% 3/15/2028(c)	586,332	583,957
Chesapeake Funding II LLC 2017-4A A1 — 2.12% 11/15/2029(c)	724,000	714,452
Coinstar Funding LLC Series 2017-1A A2 — 5.216% 4/25/2047(c)	225,720	228,248
Dell Equipment Finance Trust 2017-2 A3 — 2.19% 10/24/2022(c)	179,000	177,001
Enterprise Fleet Financing LLC 2017-3 A2 — 2.13% 5/22/2023(c)	455,000	450,567
Enterprise Fleet Financing LLC 2017-1 A3 — 2.60% 7/20/2022(c)	275,000	272,844
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 A4 — 2.36% 1/20/2023(c)	177,000	174,501
GreatAmerica Leasing Receivables Funding LLC Series 2018-1 A4 — 2.83% 6/17/2024(c)	210,000	207,749
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 C — 2.89% 1/22/2024(c)	250,000	246,840
Hertz Fleet Lease Funding LP 2017-1 A2 — 2.13% 4/10/2031(c)	523,581	519,312
Hertz Fleet Lease Funding LP 2018-1 A2 — 3.23% 5/10/2032(c)	409,000	409,379
John Deere Owner Trust 2018 2018-A A4 — 2.91% 1/15/2025	598,000	595,041
Kubota Credit Owner Trust 2018-1A A3 — 3.10% 8/15/2022(c)	1,009,000	1,008,744

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

BONDS & DEBENTURES (Continued)	Amount	Principal Fair Value
MMAF Equipment Finance LLC 2017-B A3 — 2.21% 10/17/2022(c)	$499,000	$489,151
NextGear Floorplan Master Owner Trust 2017-1A A2 — 2.54% 4/18/2022(c)	620,000	612,456
NextGear Floorplan Master Owner Trust 2017-2A B — 3.02% 10/17/2022(c)	498,000	492,727
NextGear Floorplan Master Owner Trust 2018-1A A2 — 3.22% 2/15/2023(c)	300,000	298,896
Prop Series 2017-1A — 5.30% 3/15/2042(d)	951,325	941,660
Verizon Owner Trust 2016-2A A — 1.68% 5/20/2021(c)	240,000	237,533
Verizon Owner Trust 2017-2A A — 1.92% 12/20/2021(c)	707,000	697,190
Verizon Owner Trust 2017-1A A — 2.06% 9/20/2021(c)	269,000	265,938
Verizon Owner Trust 2017-3A A1A — 2.06% 4/20/2022(c)	311,000	305,729
Verizon Owner Trust 2016-2A B — 2.15% 5/20/2021(c)	269,000	264,008
Verizon Owner Trust 2017-2A B — 2.22% 12/20/2021(c)	645,000	632,230
Verizon Owner Trust 2017-1A B — 2.45% 9/20/2021(c)	918,000	903,798
Verizon Owner Trust 2018-1A B — 3.05% 9/20/2022(c)	491,000	488,852
Volvo Financial Equipment LLC Series 2017-1A A4 — 2.21% 11/15/2021(c)	159,000	156,417
Volvo Financial Equipment LLC Series 2018-1A A3 — 2.54% 2/15/2022(c)	987,000	978,776
		$16,378,765
OTHER — 3.9%
Conn Funding II LP 2017-B B — 4.52% 11/15/2020(c)	$200,000	$201,500
New Residential Advance Receivables Trust 2015-ON1 2016-T4 AT4 — 3.107% 12/15/2050(c)	1,345,000	1,343,704
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2 — 2.575% 10/15/2049(c)	1,362,000	1,349,303
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2017-T1 AT1 — 3.214% 2/15/2051(c)	1,262,000	1,252,884
New Residential Mortgage LLC 2018-FNT1 A — 3.61% 5/25/2023(c)(d)	804,333	804,333
NRZ Excess Spread-Collateralized Notes Series 2018-PLS1 A — 3.193% 1/25/2023(c)(d)	400,121	396,495
NRZ Excess Spread-Collateralized Notes Series 2018-PLS2 A — 3.265% 2/25/2023(c)(d)	447,580	443,646
Panhandle-Plains Student Finance Corporation 2001-1 A2 — 3.53% 12/1/2031(d)	600,000	596,250
PFS Financing Corp. 2017-D A — 2.40% 10/17/2022(c)	430,000	422,296
PFS Financing Corp. 2017-D B — 2.74% 10/17/2022(c)	202,000	198,470
PFS Financing Corp. 2018-B A — 2.89% 2/15/2023(c)	1,085,000	1,076,113
PFS Financing Corp. 2018-B B — 3.08% 2/15/2023(c)	191,000	189,068
PFS Financing Corp. 2018-D A — 3.19% 4/17/2023(c)	846,000	844,182
PFS Financing Corp. 2018-D B — 3.45% 4/17/2023(c)	421,000	418,865
PFS Financing Corporation 2016-BA A — 1.87% 10/15/2021(c)	320,000	315,420
PFS Financing Corporation 2017-BA A2 — 2.22% 7/15/2022(c)	588,000	576,039
PFS Financing Corporation 2017-BA B — 2.57% 7/15/2022(c)	195,000	191,574
Unison Ground Lease Funding LLC 2013-1 B — 5.78% 3/15/2043(c)(d)	349,000	346,427
WCP ISSUER LLC 2013-1 B — 6.657% 8/15/2043(c)(d)	409,000	423,266
		$11,389,834
TOTAL ASSET-BACKED SECURITIES (Cost $72,731,785)		$72,326,864
CORPORATE BONDS & NOTES — 1.0%
COMMUNICATIONS — 0.2%
Cisco Systems, Inc. — 2.45% 6/15/2020	$669,000	$665,026
CONSUMER, CYCLICAL — 0.0%
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 5/1/2022	$753	$823
Northwest Airlines 1999-2 Class C Pass Through Trust — 8.304% 9/1/2010(d)	284,512	50,501
		$51,324
CONSUMER, NON-CYCLICAL — 0.2%
StoneMor Partners LP / Cornerstone Family Services of West Virginia Subsidiary — 7.875% 6/1/2021	$540,000	$535,275

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

BONDS & DEBENTURES (Continued)	Amount	Principal Fair Value
ENERGY — 0.3%
PHI, Inc. — 5.25% 3/15/2019	$1,135,000	$1,109,462
FINANCIAL — 0.1%
Berkshire Hathaway Finance Corporation, 3M USD LIBOR + 0.260% — 2.603% 8/15/2019(b)	$336,000	$337,277
N671US Trust — 7.50% 9/15/2020(c)(d)	132,500	132,832
		$470,109
INDUSTRIAL — 0.0%
Air 2 US — 10.127% 10/1/2020(c)(d)	$426,921	$81,115
TECHNOLOGY — 0.2%
Apple, Inc. — 1.90% 2/7/2020	$750,000	$740,263
Oracle Corporation — 3.875% 7/15/2020	21,000	21,400
		$761,663
TOTAL CORPORATE BONDS & NOTES (Cost $3,831,427)		$3,673,974
CORPORATE BANK DEBT — 1.1%
ABG Intermediate Holdings 2 LLC, 3M USD LIBOR + 7.750% — 9.844% 9/29/2025(f)	$277,323	$277,151
ABG Intermediate Holdings 2 LLC 2L DDTL — 3.875% 9/29/2025(d)(f)(g)	16,000	(10)
Accruent 1L DDTL — 0.750% 12/14/2019(d)(f)(g)	53,246	(259)
ACCTL2, 3M USD LIBOR + 4.750% — 7.110% 7/28/2023(d)(f)	617,545	614,543
JC Penney Corporation, Inc., 1M USD LIBOR + 4.250% — 6.569% 6/23/2023(f)	538,955	512,007
Logix Holding Co. LLC TL 1L, 1 M USD LIBOR + 5.750% — 7.841% 7/17/2024(f)	297,005	298,490
MB2LTL, 1M USD LIBOR + 9.250% — 11.750% 11/30/2023(d)(f)	184,000	181,470
OTGDDTL — 1.000% 8/23/2021(d)(f)(g)	19,917	572
OTGTL, 3M USD LIBOR + 9.000% — 11.290% 8/26/2021(d)(f)	657,083	662,799
SDTL, 1M USD LIBOR + 6.000% — 8.094% 11/22/2021(d)(f)	348,847	348,411
Sears Roebuck Acceptance Corp. TL, 3M USD LIBOR + 4.500% — 6.501% 1/29/2019(f)	71,675	71,407
Xplornet Communication, Inc. TL-B 1L, 3M USD LIBOR + 4.000% — 6.334% 9/9/2021(f)	562,103	564,582
ZW1L, 3M USD LIBOR +5.000% — 7.340% 11/16/2022(d)(f)	363,292	364,200
ZW2L, 3M USD LIBOR +9.000% — 11.331% 11/16/2023(d)(f)	130,000	129,838
TOTAL CORPORATE BANK DEBT (Cost $4,000,113)		$4,025,201
U.S. TREASURIES — 2.6%
U.S. Treasury Bills — 1.643% 7/5/2018	$2,091,000	$2,090,705
U.S. Treasury Notes — 0.75% 7/31/2018	1,386,000	1,384,646
U.S. Treasury Notes — 1.875% 1/31/2022	2,247,000	2,185,438
U.S. Treasury Notes — 2.00% 11/15/2021	2,231,000	2,183,445
U.S. Treasury Notes — 2.00% 2/15/2022	2,238,000	2,185,525
TOTAL U.S. TREASURIES (Cost $9,996,953)		$10,029,759
TOTAL BONDS & DEBENTURES — 33.7% (Cost $129,692,621)		$128,583,863
TOTAL INVESTMENT SECURITIES — 98.0% (Cost $337,011,190)		$374,126,271

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

SHORT-TERM INVESTMENTS	Amount	Principal Fair Value
State Street Bank Repurchase Agreement — 0.35% 7/2/2018 (Dated 06/29/2018, repurchase price of $10,499,306, collateralized by $10,440,000 principal amount U.S. Treasury Notes — 0.125% 2024, fair value $10,709,697)	$10,499,000	$10,499,000
TOTAL SHORT-TERM INVESTMENTS — 2.7% (Cost $10,499,000)		$10,499,000
TOTAL INVESTMENTS — 100.7% (Cost $347,510,190)		$384,625,271
Other Assets and Liabilities, net — (0.7)%		(2,810,336)
NET ASSETS — 100.0%		$381,814,935

(a)  Non-income producing security.

(b)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2018. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

(e)  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2018.

(f)  Restricted securities. These restricted securities constituted 1.05% of total net assets at June 30, 2018, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

(g)  These securities have been valued in good faith under policies adopted by authority of the Board of Director in accordance with the Fund's fair value procedures. These securities constituted 0.00% of total net assets at June 30, 2018.

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

June 30, 2018
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holdings 2 LLC, 3M USD LIBOR + 7.750% — 9.844% 9/29/2025	09/26/2017	$276,373	$277,151	0.07%
ABG Intermediate Holdings 2 LLC 2L DDTL — 3.875% 9/29/2025	04/11/2018, 6/21/2018, 6/25/2018	—	(10)	0.00%
Accruent 1L DDTL — 0.750% 12/14/2019	06/14/2018	—	(259)	0.00%
ACCTL2, 3M USD LIBOR + 4.750% — 7.110% 7/28/2023	09/19/2016, 12/30/2016	612,887	614,543	0.16%
JC Penney Corporation, Inc., 1M USD LIBOR + 4.250% — 6.569% 6/23/2023	10/4/2017, 10/5/2017, 10/6/2017, 10/11/2017, 02/07/2018	522,044	512,007	0.13%
Logix Holding Co. LLC TL 1L, 1 M USD LIBOR + 5.750% — 7.841% 7/17/2024	08/11/2017	294,237	298,490	0.08%
MB2LTL, 1M USD LIBOR + 9.250% — 11.750% 11/30/2023	12/02/2016, 01/31/2017	181,701	181,470	0.05%
OTGDDTL — 1.000% 8/23/2021	08/26/2016, 01/26/2018	—	572	0.00%
OTGTL, 3M USD LIBOR + 9.000% — 11.290% 8/26/2021	08/26/2016, 02/28/2017, 05/26/2017, 06/14/2017, 08/26/2017, 08/30/2017, 11/30/2017, 01/26/2018,	648,490	662,799	0.17%
SDTL, 1M USD LIBOR + 6.000% — 8.094% 11/22/2021	12/22/2016	343,775	348,411	0.09%
Sears Roebuck Acceptance Corp. TL, 3M USD LIBOR + 4.500% — 6.501% 1/29/2019	08/01/2017, 08/03/2017, 08/10/2017, 09/11/2017, 09/12/2017, 09/13/2017, 09/25/2017, 10/05/2017	71,675	71,407	0.02%
Xplornet Communication, Inc. TL-B 1L, 3M USD LIBOR + 4.500% — 6.334% 9/9/2021 09/08/2016, 09/20/2016, 10/7/2016, 10/14/2016	05/22/2017, 10/18/2017	560,027	564,582	0.15%
ZW1L, 3M USD LIBOR + 5.000% — 7.340% 11/16/2022	11/17/2016	360,515	364,200	0.10%
ZW2L, 3M USD LIBOR + 9.000% — 11.331% 11/16/2023	11/17/2016	128,389	129,838	0.03%
TOTAL RESTRICTED SECURITIES		$4,000,113	$4,025,201	1.05%

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $337,011,190)	$374,126,271
Short-term investments — at amortized cost (maturities 60 days or less)	10,499,000
Cash	418
Receivable for:
Dividends and interest	896,836
Investment securities sold	186,996
Unrealized gain on foreign currency contracts	8,182
Prepaid expenses and other assets	3,083
Total assets	385,720,786
LIABILITIES
Payable for:
Investment securities purchased	3,534,306
Advisory fees	220,847
Accrued expenses and other liabilities	150,698
Total liabilities	3,905,851
NET ASSETS	$381,814,935
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,610,801 shares	$8,610,801
Additional Paid-in Capital	319,632,132
Undistributed net realized gain	18,376,558
Accumulated net investment loss	(1,912,410)
Unrealized appreciation of investments	37,107,854
NET ASSETS	$381,814,935
NET ASSET VALUE
Common Stock net asset value per share	$44.34
Common Stock market price per share	$39.75

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2018
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $47,620)	$2,138,908
Interest	2,039,630
Total investment income	4,178,538
EXPENSES
Advisory fees	1,343,283
Audit and tax services fees	84,275
Director fees and expenses	80,789
Reports to shareholders	76,094
Transfer agent fees and expenses	58,191
Legal fees	56,113
Custodian fees	37,831
Filing fees	12,397
Administrative services fees	9,895
Professional fees	8,931
Other	16,285
Total expenses	1,784,084
Net expenses	1,784,084
Net investment income	2,394,454
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	14,460,641
Investments in foreign currency transactions	(5,427)
Net change in unrealized appreciation (depreciation) of:
Investments	(18,717,596)
Investments in forward foreign currency contracts	8,182
Translation of foreign currency denominated amounts	(14,784)
Net realized and unrealized loss	(4,268,984)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,874,530)

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended June 30, 2018 (Unaudited)	Year ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,394,454	$4,347,897
Net realized gain	14,455,214	7,693,772
Net change in unrealized appreciation (depreciation)	(18,724,198)	36,669,628
Net increase (decrease) in net assets resulting from operations	(1,874,530)	48,711,297
Distributions to shareholders from:
Net investment income	(4,306,864)	(6,091,999)
Net realized capital gains	—	(8,824,641)
Total distributions	(4,306,864)	(14,916,640)
Capital Stock transactions:
Cost of Capital Stock repurchased	(268,110)	(861,448)
Net decrease from Capital Stock transactions	(268,110)	(861,448)
Total change in net assets	(6,449,504)	32,933,209
NET ASSETS
Beginning of period	388,264,439	355,331,230
End of period	$381,814,935	$388,264,439
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock repurchased	(6,563)	(23,027)
Change in Capital Stock outstanding	(6,563)	(23,027)

See notes to financial statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

	Six months ended June 30, 2018	Year ended December 31,
	(unaudited)	2017	2016	2015	2014	2013
Per share operating performance:
Net asset value at beginning of period	$45.06	$41.12	$73.07	$80.44	$73.94	$59.06
Income from investment operations:
Net investment income(1)	$0.28	$0.50	$0.40	$0.02	$0.14	$0.14
Net realized and unrealized gain (loss) on investment securities	(0.50)	5.17	2.82	(3.39)	10.56	17.74
Total from investment operations	$(0.22)	$5.67	$3.22	$(3.37)	$10.70	$17.88
Distributions to Common shareholders:
Dividends from net investment income	$(0.50)	$(0.71)	$(1.58)	$(0.04)	$(0.18)	$(0.22)
Distributions from net realized capital gains	—	(1.02)	(33.65)	(3.96)	(4.02)	(2.78)
Total distributions	$(0.50)	$(1.73)	$(35.23)	$(4.00)	$(4.20)	$(3.00)
Capital stock repurchased	— *	— *	$0.01	—	—	—
Capital contributions(4)	—	—	$0.05	—	—	—
Net asset value at end of period	$44.34	$45.06	$41.12	$73.07	$80.44	$73.94
Per share market value at end of period	$39.75	$40.76	$35.95	$66.26	$72.13	$67.10
Total investment return(2)	(1.29)%	18.42%	8.13%	(2.76)%	14.20%	34.80%
Net asset value total return(3)	(0.50)%	14.01%	9.05%	(4.38)%	14.90%	30.90%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$381,815	$388,264	$355,331	$632,454	$696,239	$639,974
Ratios based on average net assets applicable to common stock:
Expenses	0.92%†	0.94%	0.91%	0.85%	0.80%	0.84%
Net investment income	1.24%†	1.16%	0.87%	0.03%	0.19%	0.18%
Portfolio turnover rate	62%†	30%	35%	39%	6%	9%

(1)  Per share amount is based on average shares outstanding.

(2)  Based on market value per share, adjusted for reinvestment of distributions.

(3)  Based on net asset value per share, adjusted for reinvestment of distributions.

(4)  In 2016, 0.13% of the Fund's net asset value total return was the result of the Adviser's reimbursement of trade errors.

*  Rounds to less than $0.01 per share.

†  Annualized.

See notes to financial statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

(Unaudited)

NOTE 1—Significant Accounting Policies

Source Capital, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies. The significant accounting policies followed by the Fund in the preparation of its financial statements include the following:

A. Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B. Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

C. Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. Distributions payable on the Common Stock are recorded on the ex-dividend date.

NOTE 2—Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Fund's investment adviser, First Pacific Advisors, LLC ("Adviser"), generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3—Capital Stock

The Fund did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the period ended June 30, 2018. During the year ended period ended June 30, 2018, the Fund repurchased 6,563 of its outstanding shares at a weighted-average discount of 10.75% from net asset value per share. These repurchases were made pursuant to the stock repurchase program approved annually by the Fund's Board of Directors. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares. The Fund expects to repurchase its common stock when the discount to NAV of the trading price of its common stock on the NYSE is greater than 10%, subject to various factors, including the ability of the Fund to raise cash to repurchase shares in a tax-efficient manner.

NOTE 4—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement (the "Agreement"), the Fund pays the Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2018, the Fund paid aggregate fees and expenses of $80,789 to all Directors who are not affiliated persons of the Adviser.

NOTE 5—Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Cost of purchases of investment securities (excluding short-term investments) aggregated $121,095,690 for the period ended June 30, 2018. The proceeds and cost of securities sold resulting in net realized gains of $14,460,641 aggregated $113,954,280 and $99,493,639, respectively, for the period ended June 30, 2018. Realized gains or losses are based on the specific identification method.

The cost of investment securities held at June 30, 2018, was $337,011,190 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at June 30, 2018, for federal income tax purposes was $44,674,171 and $7,558,821, respectively resulting in net unrealized appreciation of $37,115,350. As of and during the period ended June 30, 2018, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2014 or by state tax authorities for years ended on or before December 31, 2013.

NOTE 6—Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2018:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$32,556,824	$—	$—	$32,556,824
Infrastructure Software	24,839,885	—	—	24,839,885
Diversified Banks	20,981,192	—	—	20,981,192
Aircraft & Parts	20,639,478	—	—	20,639,478
P&C Insurance	14,006,824	—	—	14,006,824
Semiconductor Devices	13,792,422	—	—	13,792,422
Cable & Satellite	13,570,274	—	—	13,570,274
Insurance Brokers	11,928,578	—	—	11,928,578
Consumer Finance	10,427,589	—	—	10,427,589
Electrical Components	9,563,472	—	—	9,563,472
Investment Companies	8,152,217	—	—	8,152,217
Internet Based Services	7,472,212	—	—	7,472,212
Generic Pharma	7,275,343	—	—	7,275,343
Cement & Aggregates	7,218,197	—	—	7,218,197
Advertising & Marketing	6,867,332	—	—	6,867,332
Banks	5,986,411	—	—	5,986,411
Midstream—Oil & Gas	5,567,817	—	—	5,567,817
Life Science Equipment	5,526,495	—	—	5,526,495
Packaged Food	4,768,710	—	—	4,768,710
Communications Equipment	4,583,168	—	—	4,583,168
Household Products	2,657,354	—	—	2,657,354
Integrated Oils	2,320,817	—	—	2,320,817
Food & Drug Stores	2,043,974	—	—	2,043,974
E-Commerce Discretionary	1,420,312	—	—	1,420,312
Base Metals	1,375,511	—	—	1,375,511
Commercial Mortgage-Backed Securities
Agency	—	41,877	—	41,877
Agency Stripped	—	8,516,911	—	8,516,911
Non-Agency	—	5,625,833	—	5,625,833

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	$—	$7,494,506	$—	$7,494,506
Agency Pool Fixed Rate	—	7,113,721	—	7,113,721
Non-Agency Collateralized Mortgage Obligation	—	8,202,490	375,642	8,578,132
Asset-Backed Securities
Auto	—	22,007,010	—	22,007,010
Collateralized Loan Obligation	—	15,264,434	1,529,000	16,793,434
Credit Card	—	4,215,399	—	4,215,399
Equipment	—	14,428,361	941,660	15,370,021
Other	—	10,299,373	4,798,712	15,098,085
Corporate Bonds & Notes	—	3,409,526	264,448	3,673,974
Corporate Bank Debt	—	1,723,637	2,301,564	4,025,201
U.S. Treasuries	—	10,029,759	—	10,029,759
Short-Term Investment	—	10,499,000	—	10,499,000
	$245,542,408	$128,871,837	$10,211,026	$384,625,271

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2018:

Investments	Beginning Value at December 31, 2017	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at June 30, 2018	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2018
Commercial Mortgage-Backed Securities Non-Agency	$464,468	$(2,578)	—	$(461,890)	—	—	—
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	834,410	(3,655)	—	(455,113)	—	$375,642	$(2,678)
Asset-Backed Securities Collateralized Loan Obligations	1,159,665	(4,301)	$604,000	—	$(230,364)	1,529,000	(1,781)
Asset-Backed Securities Equipment	1,012,436	(21,571)	—	(49,205)	—	941,660	(21,606)
Asset-Backed Securities Other	3,961,842	(6,829)	3,572,253	(131,966)	(2,596,588)	4,798,712	(9,297)
Corporate Bonds & Notes	290,257	(45,283)	92,368	(72,894)	—	264,448	(59,863)
Corporate Bank Debt	2,856,931	7,657	806,788	(1,369,812)	—	2,301,564	4,300
	$10,580,009	$(76,560)	$5,075,409	$(2,540,880)	$(2,826,952)	$10,211,026	$(90,925)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1 and 2.

There were transfers of $2,826,952 out of Level 3 into Level 2 during the period ended June 30, 2018. Transfers out were due to change from single broker quoted to vendor priced.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of June 30, 2018:

Financial Assets	Fair Value at June 30, 2018	Valuation Technique(s)	Unobservable Inputs	Price/Range
Residential Mortgage-Backed Securities - Non-Agency CMO	$375,642	Third-Party Broker Quote(a)	Quotes/Prices	$99.11
Asset-Backed Securities - Collateralized Loan Obligation	$1,529,000	Third-Party Broker Quote(a)	Quotes/Prices	$100.00
Asset-Backed Securities - Equipment	$941,660	Third-Party Broker Quote(a)	Quotes/Prices	$98.98
Asset-Backed Securities - Other	$4,798,712	Third-Party Broker Quote(a)	Quotes/Prices	$99.09-$103.49
Corporate Bonds and Notes - Consumer, Cyclical	$50,501	Third-Party Broker Quote(a)	Quotes/Prices	$17.75
Corporate Bonds and Notes - Financial	$132,832	Third-Party Broker Quote(a)	Quotes/Prices	$100.25
Corporate Bonds and Notes - Industrial	$81,115	Third-Party Broker Quote(a)	Quotes/Prices	$19.00
Corporate Bank Debt	$303	Pricing Model(b)	Reference prices	$(0.49	)-$2.87
	$2,301,261	Pricing Vendor	Prices	$98.63-$100.87

(a)  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(b)  The Pricing Model technique for Level 3 securities involves calculating the difference between the fair value of the funded portion of the securitiy and the price at which the Fund is committed to fund the unfunded committment.

NOTE 7—Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2018, are as follows:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received (Pledged)		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company: Repurchase Agreement	$10,499,000	$10,499,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $10,709,697 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

SOURCE CAPITAL, INC.
RESULTS OF ANNUAL MEETING

Results of the Annual Meeting of Shareholders:

The Annual Meeting of Shareholders was held on May 14, 2018 in Los Angeles, California. The voting result for the proposal considered at the Annual Meeting of Shareholders is as follows:

Election of Directors. The shareholders of the Fund elected J. Richard Atwood, Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick to serve on the Board of Directors.

	Total Shares Voted For:	Total Shares Withheld:
J. Richard Atwood	6,391,759	429,147
Sandra Brown	6,396,187	429,147
Mark L. Lipson	6,394,438	429,147
Alfred E. Osborne, Jr.	6,388,650	429,147
A. Robert Pisano	6,366,730	429,147
Patrick B. Purcell	6,418,885	429,147
Allan M. Rudnick	6,416,496	429,147

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) with Fund Years Served	Principal Occupation(s) During the past 5 years	Portfolios in Fund Complex Overseen	Other Directorships
Independent Directors
Allan M. Rudnick - 1940†	Director and Chairman* Years Served: 6	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown - 1955†	Trustee* Years Served: 1	Consultant. Formerly CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson - 1949†	Director* Years Served: 2	Consultant. ML2Advisors, LLC. Former Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Founder, Chairman and CEO of the Northstar Mutual Funds (1993-2001).	7
Alfred E. Osborne, Jr. - 1944†	Director* Years Served: 4	Interim Dean, Professor and Faculty Director, Price Center for Entrepreneurship and Innovation of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum, Inc.
A. Robert Pisano - 1943†	Director* Years Served: 5	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell - 1943†	Director* Years Served: 8	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7
Interested Director(2)
J. Richard Atwood - 1960	Director* and President Years Served: 21	Managing Partner of the Adviser.	7
Officers
Steven Romick - 1963	Vice President & Portfolio Manager Years Served: 2	Managing Partner of the Adviser	2
Mark Landecker - 1975	Vice President & Portfolio Manager Years Served: 2	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Senior Vice President (2009 to 2012) of the Adviser.
Brian Selmo - 1977	Vice President & Portfolio Manager Years Served: 2	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Vice President (2008 to 2012) of the Adviser.
Thomas H. Atteberry - 1955	Vice President & Portfolio Manager Years Served: 2	Partner of the Adviser
Abhijeet Patwardhan - 1979	Portfolio Manager Years Served: 2	Managing Director (since 2015) and a Director of Research (since 2015) of the Adviser. Formerly Senior Vice President (2014 to 2015) and Vice President (2010 to 2013) of the Adviser.
David C. Lebisky - 1972	Chief Compliance Officer Years Served: 1

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler - 1967	Treasurer Years Served: 12	Senior Vice President and Controller of the Adviser.
Francine S. Hayes - 1967	Secretary Years Served: 3	Vice President and Senior Counsel of State Street Bank and Trust Company

(1)  The address for each Director and each Officer (except Ms. Hayes) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Hayes' address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

*  Directors serve until their resignation, removal or retirement.

†  Independent Director and Audit Committee member

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Ms. Brown and Messrs. Lipson, Osborne, Pisano, Purcell and Rudnick serve as members of the audit committee of certain investment companies managed by First Pacific Advisors, LLC ("FPA"), the Fund's investment adviser. The Fund's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Fund.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-551-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

The Fund's complete proxy voting record for the 12 months ended June 30, 2018, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Fund's Audit Committee Charter is available on its website, www.fpa.com, and is available without charge, upon request, by calling 1-800-982-4372. The Fund's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2017, was submitted to the NYSE on May 18, 2018. The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Blvd., Suite 1200
Los Angeles, California 90025
(800) 982-4372 or (310) 473-0225

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

American Stock Transfer &
Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.amstock.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street,
Los Angeles, California 90017

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

SUMMARY OF DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Fund ("Dividend Shares"). American Stock Transfer & Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to: American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Fund through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Fund. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)                  Not required for this filing.

(a)(2)                  Not required for this filing.

(a)(3)                  Not required for this filing.

(a)(4)                  Not required for this filing.

(b)                                 There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated December 31, 2017 and as filed in Form N-CSR on March 5, 2018 SEC Accession No. 0001104659-18-014911.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The registrant’s Board of Directors renewed the stock repurchase program at a Meeting of the Board of Directors on November 13, 2017 to repurchase up to 10% of the registrant’s outstanding common stock through December 31, 2018.  During the period ended June 30, 2018, the registrant repurchased 6,563 shares of common stock as further detailed below.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
1/1/18 – 1/31/18	603	$42.1908	603	861,133
2/1/18 – 2/28/18	2,232	$41.8419	2,232	858,901
3/1/18 – 3/31/18	600	$39.6717	600	858,301
4/1/18 – 4/30/18	1,004	$39.6597	1,004	857,297
5/1/18 – 5/31/18	0	0	0	857,297
6/1/18 – 6/30/18	2,124	$40.2041	2,124	855,173

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this semi-annual report.

Item 13.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  The information required regarding the change in the independent public accountant is attached hereto.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 6, 2018

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 6, 2018